                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      U.S. GOVERNMENT SECURITIES SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                         [(($21,503))         6
                           2 * { ---------------------------- + 1] - 1} = 5.76%
                                   [((442,614 * 10.243))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                           Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $938.51                                    $938.51 - $1,000
                                                  -------------------- = -6.15%
                                                          $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

              $994.30-$1,000
         ----------------------- = -0.57%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($938.51/$1,000) - 1 = -6.15%

         Since inception through December 31, 1999:

                          1/1.67
         ($994.30/$1,000)                - 1 = -0.57%


         Unit Value Information
         ----------------------

                            Unit
            Date            Value
            ----            -----
         05/01/98          $10.000
         12/31/98           10.576
         12/31/99           10.243

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          DIVERSIFIED INCOME SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                           [(($7,892))       6
                           2 * { ---------------------------- + 1] - 1} = 7.12%
                                     [((134,640 * 10.015))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                          Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $941.01                                   $941.01 - $1,000
                                               ----------------------- = -5.90%
                                                        $1,000
Cumulative total return since inception through December 31, 1999, is as follows:

              $971.50-$1,000
         ----------------------- = -2.85%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($941.01/$1,000) - 1 = -5.90%

         Since inception through December 31, 1999:

                          1/1.67
         ($971.50/$1,000)                - 1 = -1.72%


         Unit Value Information
         ----------------------

                            Unit
            Date            Value
            ----            -----
         05/01/98          $10.000
         12/31/98           10.314
         12/31/99           10.015

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             GROWTH STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,502.48                                $1,502.48 - $1,000
                                               ----------------------- = 50.25%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,559.80-$1,000
         ----------------------- = 55.98%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,502.48/$1,000) - 1 = 50.25%


         Since inception through December 31, 1999:

                           1/1.67
         ($1,559.80/$1,000)                - 1 = 30.50%

         Unit Value Information
         ----------------------

                             Unit
            Date             Value
            ----             -----
         05/01/98           $10.000
         12/31/98            10.374
         12/31/99            15.898

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           ASSET ALLOCATION SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------------
                                 Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,150.76                                $1,150.76 - $1,000
                                               ----------------------- = 15.08%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

            $1,258.80 - $1,000
         ----------------------- = 25.88%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,150.76/$1,000) - 1 = 15.08%



         Since inception through December 31, 1999:

                           1/1.67
         ($1,258.80/$1,000)                - 1 = 14.78%

         Unit Value Information
         ----------------------

                             Unit
            Date             Value
            ------           -----
         05/01/98           $10.000
         12/31/98            10.915
         12/31/99            12.888

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                    Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------
         $1,527.20                                $1,527.20 - $1,000
                                               ----------------------- = 52.72%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

            $1,452.30 - $1,000
         ----------------------- = 45.23%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,527.20 / $1,000) - 1 = 52.72%




         Since inception through December 31, 1999:

                             1/1.67
         ($1,452.30 / $1,000)                - 1 = 25.04%

         Unit Value Information
         ----------------------

                              Unit
            Date              Value
            ----              -----
         05/01/98            $10.000
         12/31/98              9.519
         12/31/99             14.823

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MONEY MARKET SUBACCOUNT

         The subaccount's standardized yield for the seven day period ended December 31, 1999 was computed by dividing 1 by the unit price for December 24, 1999, then multiplying this by the unit price on December 31, 1999 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1999 was as follows:

         ((1/10.630040) x 10.639672) -1 = .000906 - Base Period Return

         .000906 x (365/7) = .0472 or 4.72%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1999 was as follows:

                      365/7
         (.000906 + 1)           -1 = .0484 or 4.84%


         Unit Value Information
         ----------------------

                                Unit
            Date                Value
            ----                -----
         12/23/99           $10.630040
         12/31/99            10.639672

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          AGGRESSIVE GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $2,036.60                               $2,036.60 - $1,000
                                              ----------------------- = 103.66%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

            $2,120.50 - $1,000
         ----------------------- = 112.50%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($2,036.60 / $1,000) - 1 = 103.66%

         Since inception through December 31, 1999:

                             1/1.67
         ($2,120.50 / $1,000)         - 1 = 56.85%


         Unit Value Information
         ----------------------

                              Unit
            Date              Value
            ----              -----
         05/01/98           $10.000
         12/31/98            10.406
         12/31/99            21.505

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           GROWTH & INCOME SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,063.37                                 $1,063.37 - $1,000
                                                ----------------------- = 6.34%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

            $1,081.30 - $1,000
         ----------------------- = 8.13%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,063.37 / $1,000) - 1 = 6.34%

         Since inception through December 31, 1999:

                              1/1.67
         ($1,081.30 / $1,000)          - 1 = 4.79%


         Unit Value Information
         ----------------------

                              Unit
            Date              Value
            ----              -----
         05/01/98           $10.000
         12/31/98            10.164
         12/31/99            11.113

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              HIGH YIELD SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                   [          $6,055          6
                           2 * { ---------------------------- + 1] - 1} = 9.38%
                                      [((81,390 * 9.699))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
    Total Return = ---------------------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $969.18                                  $969.18 - $1,000
                                              ----------------------- =  -3.08%
                                                      $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

             $939.90 - $1,000
         ----------------------- = -6.01%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV



         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($969.18 / $1,000) - 1 = -3.08%

         Since inception through December 31, 1999:

                           1/1.67
         ($939.90 / $1,000)        - 1 = -3.64%


         Unit Value Information
         ----------------------

                               Unit
            Date               Value
            ----               -----
         05/01/98            $10.000
         12/31/98              9.707
         12/31/99              9.699

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       GLOBAL ASSET ALLOCATION SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $948.88                                  $948.88 - $1,000
                                               ----------------------- = -5.11%
                                                      $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

             $980.20 - $1,000
         ----------------------- = -1.98%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($948.88 / $1,000) - 1 = -5.11%



         Since inception through December 31, 1999:

                            1/1.67
         ($980.20 / $1,000)                - 1 = -1.19%

         Unit Value Information
         ----------------------

                              Unit
            Date              Value
            ----              -----
         05/01/98           $10.000
         12/31/98            10.320
         12/31/99            10.102

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INTERNATIONAL STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
      Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,194.59                                $1,194.59 - $1,000
                                               ----------------------- = 19.46%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

           $1,172.30 - $1,000
         ----------------------- = 17.23%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,194.59 / $1,000) - 1 = 19.46%



         Since inception through December 31, 1999:

                               1/1.67
         ($1,172.30 / $1,000)                - 1 = 9.99%

         Unit Value Information
         ----------------------

                               Unit
            Date               Value
            ----               -----
         05/01/98            $10.000
         12/31/98              9.818
         12/31/99             12.023

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MULTISECTOR BOND SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                   [          (2,166)          6
                           2 * { ---------------------------- + 1] - 1} = 5.87%
                                   [  ((64,476 * 10.021))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
       Total Return = ---------------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $883.16                                 $8,883.16 - $1,000
                                              ----------------------- = -11.68%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

             $972.10 - $1,000
         ----------------------- = -2.79%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($883.16 / $1,000) - 1 = -11.68%

         Since inception through December 31, 1999:

                            1/1.67
         ($972.10 / $1,000)          - 1 = -1.68%


         Unit Value Information
         ----------------------

                             Unit
            Date             Value
            ----             -----
         05/01/98           $10.000
         12/31/98            10.974
         12/31/99            10.021

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,046.00                                $1,046.00 - $1,000
                                               ----------------------- = 4.60%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

             $1,013.50 - $1,000
         ------------------------- = 1.35%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,046.00 / $1,000) - 1 = 4.60%



         Since inception through December 31, 1999:

                             1/1.67
         ($1,013.50 / $1,000)                - 1 = 0.81%

         Unit Value Information
         ----------------------

                              Unit
            Date              Value
            ----              -----
         05/01/98            $10.000
         12/31/98              9.698
         12/31/99             10.435

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              S & P 500 SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
      Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,158.53                                $1,158.53 - $1,000
                                               ----------------------- = 15.85%
                                                       $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

             $1,273.10 - $1,000
         ------------------------- = 27.31%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,158.53 / $1,000) - 1 = 15.85%



         Since inception through December 31, 1999:

                              1/1.67
         ($1,273.10 / $1,000)                - 1 = 15.56%

         Unit Value Information
         ----------------------

                              Unit
            Date              Value
            ----              -----
         05/01/98           $10.000
         12/31/98            10.964
         12/31/99            13.031

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              BLUE CHIP SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,153.94                                $1,153.94 - $1,000
                                               ----------------------- = 15.39%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

            $1,272.10 - $1,000
         ------------------------- = 27.21%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,153.94 / $1,000) - 1 = 15.39%



         Since inception through December 31, 1999:

                             1/1.67
         ($1,272.10 / $1,000)                - 1 = 15.50%

         Unit Value Information
         ----------------------

                             Unit
            Date             Value
            ----             -----
         05/01/98           $10.000
         12/31/98            10.998
         12/31/99            13.021

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            MID CAP STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,065.83                                 $1,065.83 - $1,000
                                                ----------------------- = 6.58%
                                                          $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

             $1,025.50 - $1,000
         ------------------------- = 2.55%
                    $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,065.83 / $1,000) - 1 = 6.58%



         Since inception through December 31, 1999:

                             1/1.67
         ($1,025.50/ $1,000)                - 1 = 1.52%

         Unit Value Information
         ----------------------

                               Unit
            Date               Value
            ----               -----
         05/01/98            $10.000
         12/31/98              9.632
         12/31/99             10.555

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           LARGE CAP GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,226.40                                $1,226.40 - $1,000
                                               ----------------------- = 22.64%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

             $1,447.90 - $1,000
         ------------------------- = 44.79%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,226.40 / $1,000) - 1 = 22.64%



         Since inception through December 31, 1999:

                             1/1.67
         ($1,447.90 / $1,000)                - 1 = 24.81%

         Unit Value Information
         ----------------------

                              Unit
            Date              Value
            ----              -----
         05/01/98           $10.000
         12/31/98            11.763
         12/31/99            14.779

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           SMALL CAP VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,109.12                                $1,109.12 - $1,000
                                               ----------------------- = 10.91%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

             $1,037.70 - $1,000
         ------------------------- = 3.77%
                   $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,109.12 / $1,000) - 1 = 10.91%



         Since inception through December 31, 1999:

                             1/1.67
         ($1,037.70 / $1,000)                - 1 = 2.24%

         Unit Value Information
         ----------------------

                               Unit
            Date               Value
            ----               -----
         05/01/98            $10.000
         12/31/98              9.373
         12/31/99             10.677